Exhibit (a)(1)(B)
ADS LETTER OF TRANSMITTAL
To Tender Bearer Shares Represented by
American Depositary Shares
Evidenced by American Depositary Receipts
of
Schering Aktiengesellschaft
Pursuant to the Offer Document published on November 30, 2006 by
Bayer Schering GmbH
(formerly Dritte BV GmbH)
a wholly owned subsidiary of
Bayer Aktiengesellschaft

INITIAL TENDER PERIOD: NOVEMBER 30, 2006 UNTIL DECEMBER 29, 2006
THE INITIAL TENDER PERIOD (AS DEFINED IN THE OFFER DOCUMENT) AND THE TIME PERIOD TO EXERCISE WITHDRAWAL RIGHTS WILL EXPIRE ON FRIDAY, DECEMBER 29, 2006 (MIDNIGHT FRANKFURT AM MAIN (FEDERAL REPUBLIC OF GERMANY) LOCAL TIME (“FRANKFURT TIME”), 6:00 P.M. NEW YORK (U.S.A.) LOCAL TIME (“NEW YORK TIME”)).
A SUBSEQUENT TENDER PERIOD (AS DEFINED BELOW) WITHOUT WITHDRAWAL RIGHTS WILL COMMENCE IMMEDIATELY UPON EXPIRATION OF THE INITIAL TENDER PERIOD AND EXPIRE ON WEDNESDAY, JANUARY 24, 2007 (MIDNIGHT FRANKFURT TIME, 6:00 P.M. NEW YORK TIME), UNLESS THEREAFTER EXTENDED.
U.S. HOLDERS OF SHARES (AS DEFINED BELOW) TENDERING THEIR SHARES THROUGH THE U.S. SETTLEMENT AGENT AND TENDERING HOLDERS OF ADSs (AS DEFINED BELOW) WILL HAVE THE RIGHT TO WITHDRAW THEIR TENDER DURING THE INITIAL TENDER PERIOD. THERE WILL BE NO WITHDRAWAL RIGHTS DURING THE SUBSEQUENT TENDER PERIOD.

The U.S. Settlement Agent for the Offer is:
By facsimile transmission to 1-212-815-6433
To confirm facsimile transmission only: 1-212-815-6212

By Mail:	By Overnight Delivery:	By Hand:
The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286 – 1248	The Bank of New York Tender & Exchange Department 101 Barclay Street – 11W New York, NY 10286	The Bank of New York Tender & Exchange Department 101 Barclay Street – 11W Receive & Deliver Window – Street Level New York, NY 10286
     This letter is only for holders of ADSs.
     Delivery of this ADS Letter of Transmittal (as defined below) to an address other than as set forth above will not constitute a valid delivery. You must sign this ADS Letter of Transmittal where indicated below and complete the substitute W-9 provided below.
     THE INSTRUCTIONS CONTAINED WITHIN THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED.
     HOLDERS OF ADSs WILL BE ENTITLED TO ELECT TO RECEIVE PAYMENT IN U.S. DOLLARS OR EUROS. HOLDERS WHO DO NOT MAKE AN ELECTION WILL RECEIVE PAYMENT IN U.S. DOLLARS.

DESCRIPTION OF AMERICAN DEPOSITARY SHARES (ADSs) TENDERED

ADSs Tendered
(Attach Additional Signed List, if Necessary)

Name(s) and Address(es) of Registered Owner(s)		Total Number of	Number of ADSs
(Please fill in, if blank, exactly as	Certificate	ADSs Represented by	Represented by that
name(s) appear(s) on certificate(s))	Number(s)*	that Certificate*	Certificate Tendered**

*** Total Certificated ADSs Tendered:

**** Total Uncertificated ADSs Tendered:

☐ By checking this box I/we acknowledge I/we held 10 or less
Uncertificated ADSs on the launch date of this Offer and hereby authorize the tender (without any further action on my/our part) of any additional Uncertificated ADSs that may be credited to my/our account on the books of the Depositary during the term of this Mandatory Offer.

TOTAL ADSs Tendered:

If any of your ADRs (as defined below) have been lost, destroyed or stolen — see Instruction 10 before completing this ADS Letter of Transmittal.
* Need not be completed by holders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all ADSs delivered to the U.S. Settlement Agent (as defined below) are being tendered. See Instruction 4.
*** Please indicate number of ADSs in certificated form being tendered.
**** Please indicate number of uncertificated ADSs held on the books of the Depositary (“DRS”) being tendered.
      This letter of transmittal (“ADS Letter of Transmittal”) is to be completed by holders of American depositary shares (“ADSs”) of Schering Aktiengesellschaft, a German stock corporation (“Schering”), if (i) American depositary receipts (“ADRs”) representing the ADSs are to be forwarded herewith; or (ii) unless an Agent’s Message (as defined below) is utilized, delivery is to be made by book-entry transfer to the account of The Bank of New York, as the settlement agent (the “U.S. Settlement Agent”), at The Depository Trust Company (“DTC”), pursuant to the procedures described in Section 5 of the Offer Document dated November 30, 2006 (the “Offer Document”). Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the U.S. Settlement Agent. See Instruction 2.
      Acceptance of the Offer in respect of Schering bearer shares with no par value (“Shares”), except insofar as they are represented by ADSs, cannot be made by means of this ADS Letter of Transmittal. If you directly hold Shares, you may obtain a U.S. Declaration of Tender from Innisfree M&A Incorporated (the “Information Agent”). See Instruction 12 of this ADS Letter of Transmittal.
      In accordance with German law, holders of ADSs will be entitled to tender into the Offer during the Subsequent Tender Period commencing immediately upon expiration of the Initial Tender Period and expiring on Wednesday, January 24, 2007 (midnight Frankfurt Time, 6:00 p.m. New York Time), unless thereafter extended.
      Your bank, broker or financial advisor can assist you in completing this ADS Letter of Transmittal. The instructions included with this ADS Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer Document and this ADS Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers indicated below.

      If delivery of ADSs is to be made by book-entry transfer to an account maintained by the U.S. Settlement Agent at DTC, then either this ADS Letter of Transmittal or an Agent’s Message should be used. The term “Agent’s Message” means a message which is transmitted by DTC and received by the U.S. Settlement Agent and which forms a part of a book-entry confirmation. This message must state that DTC has received an express acknowledgment from a participant in DTC’s system that (i) the participant is delivering ADSs that are the subject of a confirmation of a book-entry transfer, (ii) the participant has received and agrees to be bound by the terms of this ADS Letter of Transmittal, and (iii) Bayer Schering GmbH (formerly Dritte BV GmbH), a limited liability company organized under the laws of Germany (the “Bidder”), and the U.S. Settlement Agent may enforce the agreement against the participant.

☐	CHECK HERE IF ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE U.S. SETTLEMENT AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
TRANSMITTAL CAREFULLY.
Ladies and Gentlemen:
      The undersigned hereby tenders to the U.S. Settlement Agent, in accordance with the terms set forth in this ADS Letter of Transmittal, the above-described ADSs and the bearer shares with no par value (the “Shares”) represented thereby, pursuant to the offer (together with any amendments or supplements thereto, the “Offer”) made by the Bidder, pursuant to § 305(1) of the German Stock Corporation Act, to purchase from any shareholder (other than the Bidder and Schering AG with respect to its holding of treasury shares) (the “unaffiliated shareholders”) of Schering at such unaffiliated shareholder’s request, its Shares, including Shares represented by ADSs, at a purchase price of EUR 89.00 per Share plus an additional payment of EUR 0.36 per Share in cash (the sum of EUR 89.36 per Share being referred to herein as the “Offer Price”), plus interest at the rate described below (the Offer Price plus interest thereon being referred to herein as the “Offer Consideration”), upon the terms and subject to the conditions described in the Offer Document. As required under § 305(3) Sentence 3 of the German Stock Corporation Act, the Bidder will pay to all unaffiliated shareholders who tender into this Offer interest on the Offer Price from October 28, 2006 until (and including) the business day preceding the date of settlement at a rate of 2% plus the base rate (as defined in § 247 of the German Civil Code (BGB)) per annum prevailing from time to time. Any amount of interest so payable will be reduced by any guaranteed fixed annual dividend payments made to unaffiliated shareholders. As of the date of the Offer Document, the applicable base rate, which is adjusted bi-annually, is 1.95% per annum.
      The undersigned hereby instructs the U.S. Settlement Agent to tender the ADSs (which expression in this ADS Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Shares represented thereby) delivered herewith into the Offer on behalf of the undersigned.
      The undersigned hereby sells, assigns and transfers to, or upon the order of, the Bidder all right, title and interest in and to all the ADSs (and the Shares represented thereby) being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof) and all dividends, distributions (including, without limitation, distributions of additional ADSs or Shares) and rights declared, paid or distributed in respect of such Shares or securities on or after the settlement of the Offer (collectively, “distributions”) and irrevocably appoints the U.S. Settlement Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the U.S. Settlement Agent is also acting as the agent of the Bidder in connection with the Offer, with respect to such Shares, ADSs and the distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) (a) to have the ADRs evidencing the ADSs and any distributions delivered to the U.S. Settlement Agent or, if tender is by book-entry transfer, transfer ADSs and any distributions to the account of the U.S. Settlement Agent at DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to the U.S. Settlement Agent or upon the order of the U.S. Settlement Agent, in each case, acting upon the instruction of the Bidder and (b) to surrender such ADSs to JPMorgan Chase Bank, N.A., the depositary bank for the ADSs (the “Depositary”) for the purpose of withdrawal of the underlying Shares in accordance with the ADS deposit agreement, (c) to instruct the Depositary to deliver the Shares underlying the ADSs to the U.S. Settlement Agent’s account at BHF-Bank Aktiengesellschaft, Frankfurt am Main for further delivery to Commerzbank AG, Frankfurt am Main, or transfer ownership of such Shares underlying the ADSs on the account books maintained with respect to the Shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Bidder, and (d) to receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs, the underlying Shares (and all such other Shares or securities) and any distributions, all in accordance with the terms and conditions of the Offer. At such time, the undersigned shall have no further rights with respect to the tendered ADSs (including the underlying Shares), except that the undersigned shall have a right to receive from the Bidder the Offer Price in accordance with the Offer.
      By executing this ADS Letter of Transmittal, the undersigned hereby irrevocably appoints each designee of the Bidder or one or more of its affiliates as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of Schering’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper, in each case with respect to all of the ADSs (including the underlying Shares and any and all distributions) tendered hereby and accepted for payment by the Bidder. This appointment will be effective if and when, and only to the extent that, the Bidder accepts the tendered Shares for payment. The Bidder accepts the Shares for payment, without any further action, in the case of a tender during the Initial Tender Period (if the undersigned has not effectively withdrawn its tender by such time), immediately upon expiration of the Initial Tender Period, and in the case of a tender during the Subsequent Tender Period, immediately. This power of attorney and proxy are irrevocable and are granted in consideration of the obligation of the Bidder to pay for the Shares represented by the tendered ADSs in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to the ADSs or the Shares represented by the tendered ADSs (and with respect to any and all distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs (including the underlying Shares) tendered hereby and all distributions and that, when the Shares are accepted for payment by the Bidder, the Bidder will acquire good, marketable and unencumbered title thereto and to all distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Settlement Agent or the Bidder to be necessary or desirable to complete the sale, assignment and transfer of the ADSs (including the underlying Shares) tendered hereby and all distributions. In addition, the undersigned shall remit and transfer promptly to the U.S. Settlement Agent for the account of the Bidder all distributions in respect of the ADSs (including the underlying Shares) tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Bidder shall be entitled to all rights and privileges as owner of each such distribution and may withhold the entire Offer Consideration of the Shares represented by the ADSs tendered hereby or deduct from such Offer Consideration the amount or value of such distribution as determined by the Bidder in its sole discretion.
      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer Document, this tender is irrevocable.
      The undersigned understands that the valid tender of the ADSs (including the underlying Shares) pursuant to any one of the procedures described in Section 5 of the Offer Document and in the Instructions hereto will constitute a binding agreement between the undersigned and the Bidder upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the Offer Consideration is amended, the price to be paid to the undersigned will be the amended Offer Consideration notwithstanding the fact that a different price is stated in this ADS Letter of Transmittal. If ADSs are tendered into this Offer, then a separate tender in respect of Shares represented by such ADSs may not be made.
      Unless otherwise indicated under “Special Payment Instructions,” the undersigned hereby instructs the Bidder and the U.S. Settlement Agent to issue the check for the Offer Consideration (all payments will be made in U.S. dollars, unless the box electing payment in Euros is checked below) for all of the Shares represented by the ADSs tendered hereby and purchased in the name(s) of the undersigned. Unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby instructs the Bidder and the U.S. Settlement Agent to mail the check for the Offer Consideration for all of the Shares represented by the ADSs tendered hereby to the undersigned at the address(es) shown below the undersigned’s signature(s). In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby instructs the Bidder and the U.S. Settlement Agent to issue the check for the Offer Consideration for all of the Shares represented by the ADSs tendered hereby in the name(s) of, and deliver such check to, the person(s) so indicated.

      The Offer Price is EUR 89.36 per Share in cash. The undersigned understands that it may elect to receive the Offer Consideration for the Shares represented by ADSs in Euros or U.S. dollars by checking the appropriate box below under “Election to Receive Offer Consideration in Euros or U.S. Dollars.” If the box electing payment in U.S. dollars is checked, the Offer Consideration will be converted into U.S. dollars (i) with respect to the payment of the Offer Consideration for Shares represented by ADSs tendered during the Initial Tender Period at the USD/ EUR “Bid”-rate published by WM/ Reuters on the day on which the custodian institution in Germany of the U.S. Settlement Agent receives the Offer Consideration for such Schering Shares from the Bidder in Euros at 4:00 pm London, England, local time (“London Time”), and (ii) with respect to the payment of the Offer Consideration for Shares represented by ADSs tendered during the Subsequent Tender Period, at the USD/ EUR “Bid”-rate published by WM/ Reuters at 4:00 pm London Time on the day prior to payment to the undersigned (unless on such day WM/ Reuters does not publish such the USD/ EUR “Bid”-rate, in which case the Offer Consideration will be converted into USD at the USD/ EUR “Bid”-rate published by WM/ Reuters at 4:00 pm London Time on the first day prior to payment to the undersigned on which such rate is available) (each a “Conversion Date”). If the undersigned tenders the Shares represented by ADSs, but does not make an election as to whether to be paid in Euros or U.S. dollars, the undersigned will receive the Offer Consideration in U.S. dollars. The undersigned understands that the U.S. dollar/ Euro exchange rate which is prevailing at the date on which the undersigned tenders ADSs to the U.S. Settlement Agent may be different from the rate prevailing on the applicable Conversion Date. In all cases, tendering holders of ADSs not electing to receive the Offer Consideration in Euros will bear the risk of fluctuations in the U.S. dollar/ Euro exchange rate. Except as described above, none of Bayer Aktiengesellschaft, the Bidder or any of their respective advisors or agents shall have any responsibility with respect to the actual amount of cash consideration payable other than in Euros.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for cash payable in the Offer is to be issued in the name of someone other than the undersigned, if ADRs not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if ADSs tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue ☐ Check
☐ ADR(s) to:
Name:

(Please Print)
Address:

(Include ZIP Code)

Taxpayer Identification or Social Security Number
(See Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for cash payable in the Offer is to be issued in the name of someone other than the undersigned, if ADRs not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if ADSs tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue ☐ Check
☐ ADR(s) to:
Name:

(Please Print)
Address:

(Include ZIP Code)

Taxpayer Identification or Social Security Number
(See Substitute Form W-9)
ELECTION TO RECEIVE OFFER CONSIDERATION IN EUROS OR U.S. DOLLARS

☐	Check box ONLY if you wish to receive all (but not part) of the amount of cash offer consideration to be paid by a check in Euros.

☐	Check box ONLY if you wish to receive all (but not part) of the amount of cash offer consideration to be paid by a check in U.S. dollars.

If you elect to receive U.S. dollars or you do not make an election, payment will be made in U.S. dollars equal to the Euro amounts payable to you converted to U.S. dollars at the USD/EUR “Bid”- rate as reported by WM/ Reuters at 4:00 p.m. London Time on the applicable Conversion Date.

IMPORTANT
SIGN HERE
(Please Complete Substitute Form W-9 Included Herein)

X

X

Signature(s) of ADS Holders

Dated

Name(s)

Capacity (Full Title)

(See Instruction 5)

Address

(Include ZIP Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number

(See Substitute Form W-9)
(Must be signed by registered holder(s) exactly as name(s) appear(s) on the ADR(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates, endorsements, stock powers and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

MEDALLION GUARANTEE OF SIGNATURE(S)
(If required — See Instructions 1 and 5)
FOR USE BY FINANCIAL INSTITUTIONS ONLY.
PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s)

Name

Name of Firm

Address

(Include ZIP Code)

Area Code and Telephone Number

Dated

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
      1. Guarantee of Signatures. No signature guarantee is required on this ADS Letter of Transmittal if (a) this ADS Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the ADSs) of ADSs surrendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this ADS Letter of Transmittal or (b) such ADSs are surrendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program (each, an “Eligible Institution”). In all other cases, all signatures on this ADS Letter of Transmittal must be Medallion guaranteed by an Eligible Institution. See Instructions 5 and 7.
      2. Requirements of Tender. This ADS Letter of Transmittal is to be completed by holders of ADSs (i) if ADRs are to be forwarded herewith, or (ii) unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 5 of the Offer Document or (iii) if tenders are to be made pursuant to the procedure for tender for uncertificated ADSs held in “Direct Registration” or in the “Global Investor Plan” on the books of JPMorgan Chase set forth in Section 5 of the Offer Document. ADRs evidencing tendered Shares represented by ADSs, or timely confirmation (a “Book-Entry Confirmation”) of a book-entry transfer of ADSs into the U.S. Settlement Agent’s account at DTC, as well as this ADS Letter of Transmittal properly completed and duly executed, with any required Medallion signature guarantees, or an Agent’s Message, in connection with a book-entry transfer, and any other documents required by this ADS Letter of Transmittal, must be received by the U.S. Settlement Agent at one of its addresses set forth herein prior to the expiration of the Initial Tender Period or the Subsequent Tender Period, as applicable.
      The method of delivery of this ADS Letter of Transmittal, ADRs and all other required documents, including delivery through DTC, is at the option and the risk of the tendering holder and the delivery will be deemed made only when actually received by the U.S. Settlement Agent (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
      No alternative, conditional or contingent tenders will be accepted and no fractional ADSs or underlying Shares will be purchased. All tendering ADS holders, by execution of this ADS Letter of Transmittal, waive any right to receive any notice of the acceptance of the Shares represented by their ADSs for payment.
      3. Inadequate Space. If the space provided herein is inadequate, the ADR certificate numbers and/or the number of ADSs and any other required information should be listed on a separate signed schedule attached hereto.
      4. Partial Tenders. (Not applicable to holders who tender by book-entry transfer.) If fewer than all of the ADSs (and the underlying Shares) evidenced by any ADR are to be tendered, fill in the number of ADSs (and the underlying Shares) that are to be tendered in the box entitled “ADSs (and Underlying Shares) Tendered.” In this case, new ADRs for the ADSs that were evidenced by your old ADRs, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this ADS Letter of Transmittal, as soon as practicable after the expiration of the Initial Tender Period or the Subsequent Tender Period, as applicable. All ADSs (and the underlying Shares) represented by ADRs delivered to the U.S. Settlement Agent will be deemed to have been tendered unless indicated.
      5. Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR(s) without alteration, enlargement or any change whatsoever.
      If any of the ADSs surrendered hereby are held of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

      If any of the surrendered ADSs are registered in different names, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations.
      If this ADS Letter of Transmittal or any ADRs or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Bidder of the authority of such person so to act must be submitted. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless payment is to be made or ADRs representing ADSs not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such ADRs or stock powers must be Medallion guaranteed by an Eligible Institution.
      If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADS(s) listed and transmitted hereby, the ADR(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the ADR(s). Signature(s) on any such ADRs or stock powers must be Medallion guaranteed by an Eligible Institution.
      6. Share Transfer Taxes. If payment of the Offer Consideration is to be made to, or if ADR(s) representing ADSs not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered ADS(s) are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the Offer Consideration for the Shares represented by such ADSs purchased unless evidence satisfactory to the Bidder of the payment of such taxes, or exemption therefrom, is submitted.
      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADR(s) representing the ADSs (and the underlying Shares) tendered hereby.
      7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or ADRs representing ADSs not tendered or not accepted for payment are to be issued to, a person other than the signer of this ADS Letter of Transmittal or if a check and/or such ADRs are to be returned to a person other than the person(s) signing this ADS Letter of Transmittal or to an address other than that shown in this ADS Letter of Transmittal, the appropriate boxes on this ADS Letter of Transmittal must be completed.
      8. Taxpayer Identification Number and Backup Withholding. United States federal income tax law generally requires that a holder of ADSs whose tendered ADSs are accepted for payment must provide the U.S. Settlement Agent (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”), or otherwise establish an exemption. If the U.S. Settlement Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of the gross proceeds received pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.
      To prevent backup withholding, each tendering holder of ADSs that is a U.S. person must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the holder that such holder is no longer subject to backup withholding. Such holder must also certify that such holder is a “U.S. person” as defined under the Internal Revenue Code and applicable Treasury regulations.
      If a holder of ADSs that is a U.S. person does not have a TIN, such holder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If the holder does not provide such holder’s TIN to the U.S. Settlement Agent before payment is made, the U.S. Settlement Agent will apply backup withholding in an amount equal to 28% of the amount of the gross proceeds received by such holder pursuant to the Offer.

      If the ADRs are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on which TIN to report.
      Exempt holders (including among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person should fill out the Substitute Form W-9 and write “exempt” below its TIN. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable Form W-8BEN, W8ECI, W-8EXP or W-8IMY, “Certificate of Foreign Status,” as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the U.S. Settlement Agent or the IRS at its website: www.irs.gov.
      9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer Document, this ADS Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.
      10. Lost, Destroyed or Stolen ADRs. If any ADR has been lost, destroyed or stolen, the holder should promptly notify JPMorgan Chase Bank, N.A. as the Depositary immediately by phone (telephone number: 1-800-990-1135). The holder will then be instructed as to the steps that must be taken in order to replace the ADR. This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been followed.
      11. Holders of Shares Not Represented by ADSs. Holders of Shares have been sent a U.S. Declaration of Tender with the Offer Document and may not tender their Shares into the Offer pursuant to this ADS Letter of Transmittal, except insofar as those Shares are represented by ADSs. If any holder of Shares that are not represented by ADSs needs to obtain a copy of the U.S. Declaration of Tender, such holder should contact the Information Agent at the appropriate address and telephone numbers set forth in the Offer Document.
      12. Subsequent Tender Period. In accordance with German law, holders of Shares, including those represented by ADSs, will be entitled to tender into the Offer during the Subsequent Tender Period commencing immediately upon expiration of the Initial Tender Period and expiring on January 24, 2007, midnight Frankfurt Time/ 6:00 p.m. New York Time, respectively, unless thereafter extended. ADS holders will be entitled to tender the Shares represented by their ADSs using this ADS Letter of Transmittal during the Subsequent Tender Period.

IMPORTANT:
THIS ADS LETTER OF TRANSMITTAL TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE U.S. SETTLEMENT AGENT PRIOR TO THE EXPIRATION OF THE INITIAL TENDER PERIOD OR THE SUBSEQUENT TENDER PERIOD, AS APPLICABLE, AND EITHER ADRs REPRESENTING TENDERED ADSs (AND THE UNDERLYING SHARES) MUST BE RECEIVED BY THE U.S. SETTLEMENT AGENT OR ADSs MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION OF THE INITIAL TENDER PERIOD OR THE SUBSEQUENT TENDER PERIOD, AS APPLICABLE.

PAYER’S NAME: The Bank of New York

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN)	Part 1 — PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name Social Security Number OR Employer Identification Number

Part 2 —
Certification — Under penalty of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
	(3) I am a U.S. person (including a U.S. resident alien).	Part 3 — ☐ Awaiting TIN

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	SIGNATURE

DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	Date:

      Any questions or requests for assistance may be directed to the information agent at its address and telephone numbers set forth below. Requests for additional copies of the Offer Document or this ADS Letter of Transmittal may be directed to the Information Agent. Schering securityholders may also contact their custodian institutions, brokers, dealers, commercial banks or other nominees for assistance concerning the Offer.
The Information Agent for the Offer is:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
United States of America
1-877-717-3925 (toll free in the United States)
1-212-750-5833 (banks and brokers call collect)
The U.S. Settlement Agent for the Offer is:
By facsimile transmission to 1-212-815-6433
To confirm facsimile transmission only: 1-212-815-6212

By Mail:	By Overnight Delivery:	By Hand:
The Bank of New York	The Bank of New York	The Bank of New York
Tender & Exchange	Tender & Exchange	Tender & Exchange
Department	Department	Department
P.O. Box 11248	101 Barclay Street – 11W	101 Barclay Street – 11W
Church Street Station	New York, NY 10286	Receive & Deliver Window-
New York, NY 10286 – 1248		Street Level New York, NY 10286